Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 / / Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

                          The Czech Republic Fund, Inc.
                (Name of Registrant as Specified In Its charter)

Payment of Filing Fee (check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          _________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          _________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          _________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _________________________________________________________________

     (5)  Total fee paid:
          _________________________________________________________________

/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          _________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          _________________________________________________________________

     (3)  Filing Party:
          _________________________________________________________________

     (4)  Date Filed:
          _________________________________________________________________

                          THE CZECH REPUBLIC FUND, INC.

                               Oppenheimer Tower
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                              October 7, 1996


To the Stockholders:

     The Annual Meeting of Stockholders of The Czech Republic Fund, Inc. (the "Fund") will be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, November 15, 1996, at 10:00 a.m., for the purposes of considering and voting upon:

          1.   The election of directors (Proposal 1).

          2. The approval of a new Investment Advisory Agreement among Advantage Advisers, Inc., the Fund's investment manager, OpCap Advisors (formerly Quest for Value Advisors), the Fund's investment adviser, and the Fund (Proposal 2).

          3. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending August 31, 1997 (Proposal 3).

          4.   Any other business that may properly come before the meeting.

     The close of business on September 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     As described in the accompanying proxy statement, stockholders are being asked to approve a new Investment Advisory Agreement with OpCap Advisors.
OpCap Advisors, the Fund's investment adviser, would assume responsibility for certain advisory services that have been provided to date by BAI Fondsberatung GmbH, which has resigned as regional adviser to the Fund effective as of the meeting. BAI is expected to continue to provide local insight to the Fund from time to time through its brokerage services. While approval of the new Investment Advisory Agreement would increase the level of investment advisory fees paid by Advantage Advisers, Inc. to OpCap Advisors, the overall investment advisory fees paid by the Fund would remain the same.

                                           By Order of the Board of Directors,

                                           /s/ Robert I. Kleinberg

                                           Robert I. Kleinberg
                                           Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  Registration
                  ------------
                                                       Valid Signature
Corporate Accounts                                     ---------------
------------------
(1)  ABC Corp.    . . . . . . . . . . . . . . .  ABC Corp.
(2)  ABC Corp.    . . . . . . . . . . . . . . .  John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer  . . . . . . . .  John Doe

(4)  ABC Corp. Profit Sharing Plan    . . . . .  John Doe, Trustee

Trust Accounts
--------------
(1)  ABC Trust  . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d/ 12/28/78  . . . . . . . . . . . .  Jane B. Doe

Custodial or Estate Accounts
----------------------------
(1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA  . . . . .  John B. Smith

(2)  John B. Smith  . . . . . . . . . . . . . .  John B. Smith, Jr., Executor

                          The Czech Republic Fund, Inc.

                               Oppenheimer Tower
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                _________________

                                 PROXY STATEMENT
                                _________________


     This proxy statement is furnished in connection with a solicitation by the Board of Directors of THE CZECH REPUBLIC FUND, INC. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, November 15, 1996 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 7, 1996. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1, 2 and 3. The close of business on September 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 5,870,913 shares of Common Stock outstanding.

     THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 1995 AND THE SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO ROBERT I. KLEINBERG, SECRETARY, THE CZECH REPUBLIC FUND, INC., OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER, 200 LIBERTY STREET, NEW YORK, NEW YORK 10281, TELEPHONE: 1-800-421-4777.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

     Advantage Advisers, Inc. ("Advantage" or the "Investment Manager"), whose principal business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager. OpCap Advisors, formerly known as Quest for Value Advisors ("OpCap" or the "Investment Adviser"), whose principal business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment adviser.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class I Directors to hold office until the 1999 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The term of office of the Class II Directors, Messrs. Kleinberg and Rubio, expires at the Annual Meeting of Stockholders in 1997, and the term of office of the Class III Directors, Messrs. Rappaport and Belica, expires at the Annual Meeting of Stockholders in 1998, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the nominees has been previously elected to the Board of Directors by shareholders.

     The following table provides information concerning the nominees for election as directors:

                                                                                                      Shares of Common
                                                                                                     Stock Beneficially
                                                                                                      Owned, Directly
                                                                                                     or Indirectly, on
Nominees and Principal Occupations During the Past Five Years    Director Since     Age           September 16, 1996 <F1>
------------------------------------------------------------   ----------------  -------  --------------------------------------
Nominees to serve until 1999 Annual Meeting of Stockholders
Leslie H. Gelb, Member of the Audit Committee;
    President, The Council on Foreign Relations (1993-
    Present); Columnist (1991-1993), Deputy Editorial Page
    Editor (1986-1990) and Editor, Op-Ed Page (1988-1990),
    The New York Times.                                        1994              59                          0
Wendy W. Luers, Member of the Audit Committee; Founder
    and President, The Foundation for a Civil Society, New
    York, Prague, Bratislava (a non-profit foundation
    which sponsors various organizations and programs in
    the Czech and Slovak Republics); Contributing Editor,
    Vanity Fair (1989-1995).                                   1994              56                         500


    The following table provides information concerning the directors serving until the 1997 and 1998 Annual Meetings of Stockholders:

                                                                                             Shares of Common Stock Beneficially
                                                                                                       Owned, Directly
                                                                                                      or Indirectly, on
Directors and Principal Occupations During the Past Five Years   Director Since     Age            September 16, 1996 <F1>
--------------------------------------------------------------  ----------------  -------  --------------------------------------
Directors serving until 1997 Annual Meeting of Stockholders
Robert I. Kleinberg<F2>, President and Secretary;
    Executive Vice President (1982-Present), Secretary
    (1981-Present) and General Counsel (1980-Present),
    Oppenheimer & Co., Inc.; Director and Secretary,
    Advantage Advisers, Inc.                                    1994              59                      1,357
Luis Rubio, Member of the Audit Committee; President, Centro
    de Investigacion Para el Desarrollo, A.C. (Center of                                                      0
    Research for Development) (1981-Present).                   1994              41

Directors serving until 1998 Annual Meeting of Stockholders
Alan H. Rappaport<F2>, Chairman; Executive Vice President
    (1994-Present) and Managing Director (1986-1994),
    Oppenheimer & Co., Inc.; Director and President,
    Advantage Advisers, Inc. (1993-Present).                    1994              43                      1,370
Paul Belica, Chairman of the Audit Committee; Director, Deck
    House, Inc. (1976-Present); Director, Senior Vice
    President and Managing Director, Smith Barney, Harris
    Upham & Co. (1977-1988).                                    1994              75                          0

_________________
[FN]
<F1> The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

<F2> "Interested person" as defined in the Investment Company Act of 1940 (the
     "1940 Act") because of a relationship with Advantage Advisers, Inc. ("Advantage"), the Fund's investment manager.


    Each of Messrs. Gelb, Kleinberg, Rubio and Rappaport serves as a director of certain other U.S. registered investment companies, as described below. Mr. Kleinberg is a director of one other registered investment company co-advised by Advantage and OpCap. Messrs. Rappaport and Gelb are directors of two registered investment companies advised by both Advantage and BZW Investment Management Inc. and four registered investment companies advised by both Advantage and Salomon Brothers Asset Management Inc. Messrs. Rappaport and Mr. Rubio are directors of one other registered investment company advised by Advantage. Mr. Rubio is also an individual general partner of Augusta
Partners, L.P., a registered closed-end investment company managed by an affiliate of Oppenheimer & Co., Inc.

    At September 16, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,724,824 shares, equal to 97.4% of the outstanding shares of the Fund.

    The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Rappaport and Kleinberg, the current executive officers of the Fund are:

                                                                Officer
              Name                      Office         Age       Since
              ----                      ------         ---      -------

     Dennis E. Feeney                 Treasurer        44         1994

    Mr. Feeney is Executive Vice President (1995-Present), Chief Financial Officer (1994-Present) and Controller (1986-1994), Oppenheimer & Co., Inc. Messrs. Rappaport, Kleinberg and Feeney also serve as officers of various other registered investment companies advised by Advantage.

    The Fund's Audit Committee is composed of Messrs. Belica, Gelb and Rubio and Ms. Luers. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met three times during the year ended August 31, 1996. The Fund has no nominating or compensation committees.

    During the fiscal year ended August 31, 1996, the Board of Directors met 11 times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

    Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by Advantage and/or OpCap. The following table provides information concerning the approximate compensation paid during the year ended August 31, 1996 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended August 31, 1996 by the Fund to either Mr. Rappaport or Mr. Kleinberg, who as officers or employees of Advantage and Oppenheimer & Co., Inc., are interested persons as defined under the 1940 Act.

                                           Total Compensation
                                            from Other Funds    Total Compensation
                             Aggregate        Co-Advised by      from Other Funds     Total Compensation
                            Compensation     Advantage and          Advised by         from Other Funds
     Name of Director        from Fund            OpCap              Advantage         Advised by OpCap    Total Compensation
-------------------------  -------------  -------------------   -------------------  -------------------  -------------------
                                           Directorships <F1>   Directorships <F1>    Directorships <F1>   Directorships <F1>

Paul Belica                    $8,400              $0                   $0                    $0               $  8,400(1)
Leslie H. Gelb                 $6,800               0                48,800(6)                 0                 55,600(7)
Wendy W. Luers                  8,200               0                    0                     0                  8,200(1)
Luis Rubio                      8,400               0                 7,800(1)                 0                 16,200(2)

____________________
[FN]
<F1> The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, OpCap, BAI, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended August 31, 1996.

Required Vote

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

                    PROPOSAL 2: APPROVAL OF A NEW INVESTMENT
                          ADVISORY AGREEMENT WITH OPCAP

     At the meeting, stockholders will be asked to approve a new investment advisory agreement (the "New Advisory Agreement") among Advantage, OpCap and the Fund. If approved, OpCap would assume responsibility for certain advisory services provided to the Fund to date by BAI Fondsberatung GmbH ("BAI"), which has resigned as regional adviser to the Fund effective as of the Annual Meeting.

Current Investment Advisory Arrangements

     Pursuant to a management agreement (the "Management Agreement") with the Fund, Advantage supervises the Fund's investment program, including advising and consulting with OpCap regarding the Fund's overall investment strategy, and advising the Fund and OpCap regarding any use of leveraging techniques. In addition, Advantage consults with OpCap on a regular basis regarding OpCap's decisions concerning the purchase, sale or holding of particular securities. Advantage also provides and procures provision of research and statistical data for the Fund, and monitors the performance of the Fund's outside service providers.

     Pursuant to the existing advisory agreement (the "Advisory Agreement") among Advantage, OpCap and the Fund, OpCap, under the authority delegated to it by Advantage, has been responsible since commencement of the Fund's operations for the day-to-day investing of the Fund's portfolio in accordance with its investment objective and policies. OpCap also makes available research and statistical data to the Fund. Finally, pursuant to an advisory agreement (the "Regional Advisory Agreement") among Advantage, BAI and the Fund, BAI, pursuant to delegated authority, has been obligated to provide advice and make recommendations to OpCap regarding the purchase, sale or holding of particular Czech and other Central European securities and to provide research and statistical data to OpCap.

     As compensation for its services, Advantage receives from the Fund a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets, and Advantage has remitted to OpCap and BAI monthly fees at the annual rate of 0.40% and 0.20%, respectively, of the Fund's average weekly net assets. Each of the Fund's advisory agreements may be terminated by the Fund's Board of Directors, the Fund's stockholders or the respective investment adviser. In addition, Advantage has the ability to terminate the services of OpCap or BAI. In each case, termination may occur upon 60 days' written notice delivered to each party.

Proposed Changes and Related Board Action

     After recent discussions with Advantage, BAI on September 13, 1996, informed the Fund that it intended to resign as regional adviser to the Fund, effective as of November 15, 1996. At a meeting of the Board of Directors held on September 13, 1996, Advantage represented to the Board of Directors that, upon review of the Fund's investment advisory arrangements, it had determined that the resources and capabilities of Advantage and OpCap were sufficient for the Fund's investment operations, and thus that it was not necessary to retain another advisory entity to replace BAI. Services provided by BAI would be provided by Advantage and OpCap. Advantage recommended that the New Advisory Agreement be approved and that the fee remitted by Advantage to OpCap be increased from 0.40% to 0.50% of average weekly net assets of the Fund. Under the proposal the amount of the management fee retained by Advantage pursuant to the Management Agreement would be increased by 0.10% of the average weekly net assets of the Fund.

     At the September 13, 1996 meeting, the Board of Directors of the Fund, including all of the directors who are disinterested directors, voted to approve the proposal, and directed that the New Advisory Agreement be submitted to stockholders at the Annual Meeting. In considering whether to approve the New Advisory Agreement and to submit it to stockholders for their approval, the Board of Directors focused primarily on the scope and quality of the services provided by OpCap, comparative fee and expense data, and OpCap's performance to date with respect to the Fund. The Board also considered the fact that the increase in OpCap's fees will not result in an overall increase in the investment advisory fees paid by the Fund. In addition, the Board reviewed the business organization and investment management experience of OpCap and its financial resources and profitability. In the event that the New Advisory Agreement is not approved by stockholders, the Board of Directors will consider the various options that may be available to the Fund.

     The September 13, 1996 meeting of the Board also represented the initial review of the Fund's advisory arrangements. Each of the Fund's advisory agreements was initially approved by the Fund's Board of Directors on September 16, 1994, and the Fund's initial stockholders on September 20, 1994. As permitted under the 1940 Act, each of the Agreements was for an initial two-year term, with subsequent one-year terms subject to Board or stockholder approval. At the meeting the Board approved the continuance of each of the advisory agreements to prevent their automatic termination.

     The Fund accrued $755,154 in investment management fees payable to Advantage for the fiscal year ended August 31, 1996, of which $302,063 was paid or payable to OpCap for its services as investment adviser and $151,031 was paid or payable to BAI for its services as regional adviser. Had the proposed increase in investment advisory fees been effective during the prior fiscal year, OpCap would have been entitled to an additional $75,516 in fees from Advantage during the fiscal year ended August 31, representing a 25% increase in advisory fees. In addition, had the proposed increase in investment advisory fees been effective during the prior fiscal year, Advantage would have retained an additional $75,515 in fees during the fiscal year ended August 31, representing a 25% increase in advisory fees retained by Advantage. For the fiscal year ended August 31, 1996, $151,031 in administration fees were paid or payable to Oppenheimer & Co., Inc., the parent company of Advantage. Oppenheimer & Co., Inc. subcontracts certain of the services it is required to provide PFPC Inc.

Information Regarding OpCap

     OpCap is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp., a holding company, holds a 1% interest. Oppenheimer Financial Corp. holds a 33% interest in Oppenheimer Capital, a registered investment adviser. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest.

     The names of the executive officers of OpCap, their positions with OpCap and their principal occupations are set forth in the following table. The business address of each person listed below is 200 Liberty Street, New York, New York 10281.

                                            Position with OpCap and
                    Name                     Principal Occupation
                    ----                    -----------------------


Joseph M. La Motta  . . . . .     Chairman and President of OpCap and
                                  President and Chief Executive Officer of
                                  Oppenheimer Capital

Bernard H. Garil  . . . . . .     President and Chief Operating Officer of
                                  OpCap and Senior Vice President of
                                  Oppenheimer Capital

Sheldon M. Siegel . . . . . .     Chief Financial Officer of OpCap and
                                  Treasurer and Managing Director of
                                  Oppenheimer Capital

Thomas E. Duggan  . . . . . .     Secretary/General Counsel of OpCap and
                                  General Counsel and Managing Director of
                                  Oppenheimer Capital

Deborah Kaback  . . . . . . .     Assistant Secretary of OpCap and Senior
                                  Vice President of Oppenheimer Capital

     The address of OpCap, Oppenheimer Capital and their affiliates is 200 Liberty Street, New York, New York 10281.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH OPCAP ADVISORS.

Required Vote

     In accordance with the requirements of the 1940 Act, the affirmative vote of (a) 66 2/3% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are represented by proxy, or (b) more than 50% of the then outstanding shares of the Fund, whichever is less, is required for approval of the New Advisory Agreement.

        PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending August 31, 1997. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at August 31, 1996, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Annual Meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

     Oppenheimer & Co., Inc. ("OpCo") serves as the Fund's administrator. The address of OpCo is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1997 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than June 9, 1997.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $4,000 plus disbursements.

October 7, 1996

                          THE CZECH REPUBLIC FUND, INC.
               ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 15, 1996 This Proxy is Solicited on Behalf of the Directors


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, November 15, 1996, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated October 7, 1996, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 (including all nominees for Director), 2 and 3. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
____________________________              ________________________________
____________________________              ________________________________
____________________________              ________________________________

(Continued, and to be signed and dated, on the reverse side)

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (including all nominees for Directors), 2 AND 3.

1.  Election of Director  FOR the nominees   WITHHOLD AUTHORITY   EXCEPTIONS
                          listed below       to vote for the
                                             nominees.
                          / /                / /                  / /

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name). Directors to serve until 1999 Annual Meeting:
    Leslie H. Gelb, Wendy W. Luers

2.  The approval of a new Investment Advisory Agreement with OpCap Advisors.

     FOR  / /                   AGAINST  / /                ABSTAIN  / /

3. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending August 31, 1997.

     FOR  / /                   AGAINST  / /                ABSTAIN  / /

4.  Any other business that may properly come before the meeting.


5.  I will attend the meeting.   / / Change of Address and/
                                     or Comments Mark Here   / /


                                   Note:  Please sign exactly as your name
                                   appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date_______________________________, 1996


                                   __________________________________________

                                   __________________________________________
                                   Signature(s), Title(s), if applicable

                                   Votes MUST be indicated
                                   (x) in Black or Blue ink.          /X/


Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.